EXHIBIT 5

                              FORM OF APPLICATION

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
[Logo] PHOENIX        PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY                     PHOENIX INCOME ADVANTAGE(SM)
                      REGULAR MAIL: Phoenix Variable Products Mail Operation       IMMEDIATE ANNUITY APPLICATION
                                    PO Box 8027, Boston MA 02266-8027
                      EXPRESS MAIL: Phoenix Home Life Mutual Insurance Company
                                    66 Brooks Drive, Braintree MA 02184
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1.  ANNUITANT
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Name (Print as desired in contract)
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Social Security Number    _ _ _ - _ _ - _ _ _ _
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Date of Birth                     Sex [ ] Male
                                      [ ] Female
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Address (Number and Street)
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City                              State        ZIP Code
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Phone                     _ _ _ / _ _ _ - _ _ _ _
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2. JOINT ANNUITANT - (Payment Options C and D ONLY)
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Name
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Social Security Number    _ _ _ - _ _ - _ _ _ _
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Date of Birth             Sex [ ] Male
                              [ ] Female
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Address (Number and Street)
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City                              State        ZIP Code
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Phone                     _ _ _ / _ _ _ - _ _ _ _
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3. OWNER
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Name (Print as desired in contract)
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Social Security Number/
Federal I.D.              _ _ _ - _ _ - _ _ _ _
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Date of Birth             Sex [ ] Male
                              [ ] Female
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Address (Number and Street)
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City                       State        ZIP Code
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Phone                     _ _ _ / _ _ _ - _ _ _ _
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4. JOINT OWNER - (If any)
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Name
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Social Security Number/
Federal I.D.              _ _ _ - _ _ - _ _ _ _
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Date of Birth             Relationship to Owner     Sex
                                                        [ ] Male
                                                        [ ] Female
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5. PROOF OF AGE - (Required for Life and Joint Life Options)
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[ ] Annuitant     [ ] Joint Annuitant
(Submit copy of Birth Certificate or Driver's License)
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6. BENEFICIARY DESIGNATION
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Name
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Relationship
                                                                            %
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Name
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Relationship
                                                                            %
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Name
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Relationship
                                                                            %
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7. PAYMENT OPTIONS
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[ ] Option A - Single Life Annuity
{ ] Option B - Single Life Annuity with Period Certain
       [ ] 10 yr Certain   [ ] 15 yr Certain   [ ] 20 yr Certain
[ ] Option C - Joint Survivor Life Annuity
       Percent to Survivor [ ] 50%             [ ] 100%
[ ] Option D - Joint Survivor Life Annuity with Period Certain
       [ ] 10 yr Certain   [ ] 15 yr Certain   [ ] 20 yr Certain
       Percent to Survivor [ ] 50%             [ ] 100%
[ ] Option E - Annuity for a Specified Period
       _________ Number of years (5 to 30)
[ ] Option F - Life Expectancy Annuity
[ ] Option G - Unit Refund Life Annuity
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8. GUARANTEED MINIMUM PAYMENT RIDER - (Not available in all states)
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[ ] Yes, I elect this optional rider. Election of this rider restricts your selection of Payment Options, AIR and Premium Allocation.
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9. ASSUMED INTEREST RATE (AIR) - (Required if Variable Annuity Payments are
   elected)
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   [ ] 3% or [ ] 5%
       Used to establish the initial Variable Annuity Payment and cannot be changed once selected.
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10. PLAN TYPE - (Select one)
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[ ] Nonqualified     [ ] 1035 Exchange  $_______________
                                          Cost Basis
[ ] Transfer/Rollover IRA
       [ ] Traditional   [ ] SEP     [ ] Simple   [ ] Roth
       [ ] 403(b) Rollover           [ ] 401(a) Qualified Plan
Estimated Transfer Amount $_______________
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This application and contract which is attached to this application, is the entire contract between you and us.


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11. PREMIUM WITH APPLICATION
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Premium with Application $_______________
Make Premium Payment check payable to "PHOENIX".

PREMIUM ALLOCATION
Fixed Income Allocation        ______%*
Variable Payment Allocation    ______%**
                                100%
Amount allocated to Variable Annuity Payments should be invested as follows:
 _____ % Phoenix-Aberdeen International
 _____ % Phoenix-Aberdeen New Asia
 _____ % Phoenix-Bankers Trust Dow 30
 _____ % Phoenix-Bankers Trust Nasdaq-100 Index(R)
 _____ % Phoenix-Duff & Phelps Real Estate Securities
 _____ % Phoenix-Engemann Capital Growth
 _____ % Phoenix-Engemann Nifty-Fifty
 _____ % Phoenix-Engemann Small & Mid-Cap Growth
 _____ % Phoenix-Federated US Govt Bond
 _____ % Phoenix-Goodwin Money Market
 _____ % Phoenix-Goodwin Multi-Sector Fixed Income
 _____ % Phoenix-Hollister Value Equity
 _____ % Phoenix-J.P. Morgan Research Enhanced Index
 _____ % Phoenix-Janus Equity Income
 _____ % Phoenix-Janus Flexible Income
 _____ % Phoenix-Janus Growth
 _____ % Phoenix-Morgan Stanley Focus Equity
 _____ % Phoenix-Oakhurst Balanced
 _____ % Phoenix-Oakhurst Growth and Income
 _____ % Phoenix-Oakhurst Strategic Allocation
 _____ % Phoenix-Sanford Bernstein Global Value
 _____ % Phoenix-Sanford Bernstein Mid-Cap Value
 _____ % Phoenix-Sanford Bernstein Small-Cap Value
 _____ % Phoenix-Seneca Mid-Cap Growth
 _____ % Phoenix-Seneca Strategic Theme
 _____ % Alger American Leveraged AllCap Portfolio
 _____ % EAFE(R) Equity Index Fund
 _____ % Federated Fund for US Government Securities II
 _____ % Federated High Income Bond Fund II
 _____ % Fidelity VIP Contrafund(R) Portfolio
 _____ % Fidelity VIP Growth Opportunities Portfolio
 _____ % Fidelity VIP Growth Portfolio
 _____ % Technology Portfolio
 _____ % Mutual Shares Securities Fund - Class 2
 _____ % Templeton Asset Strategy Fund - Class 2
 _____ % Templeton Developing Markets Securities Fund - Class 2
 _____ % Templeton Growth Securities Fund - Class 2
 _____ % Templeton International Securities Fund- Class 2
 _____ % Wanger Foreign Forty
 _____ % Wanger International Small Cap
 _____ % Wanger Twenty
 _____ % Wanger US Small Cap

 _____ TOTAL
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12. PAYMENT FREQUENCY
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[ ] Monthly [ ] Level Monthly [ ] Quarterly
[ ] Semi-Annual [ ] Annual
[ ] Annuity Direct Deposit (complete separate Bank Authorization form)
NOTE: Your first Annuity Payment will be one month following your Contract Date, regardless of the mode selected.
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13. REPLACEMENT
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Will this annuity replace any existing life insurance or annuity?
[ ] Yes [ ] No Details: ________________________________________________________
Company    _____________________________________________________________________
Policy No. _____________________________________________________________________
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14. SPECIAL REMARKS
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________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
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15. TAX WITHHOLDING INFORMATION
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Your payments are subject to income tax withholding unless you elect not to have withholding apply. Withholding applies only to the portion of your payment that is subject to federal income tax. You may elect not to have withholding apply by checking the box below. Your election will remain in effect until revoked. If you elect no withholding, or if you do not have enough tax withheld from your distribution, you may have to pay an estimated tax. If your withholding and estimated tax payments are insufficient, you may be penalized under the estimated tax rules. You may revoke your election at any time. Other federal or state mandatory withholding rules may apply to certain distributions.

FEDERAL INCOME TAX WITHHOLDING (select one)
[ ]  NO, I/we do not want to have Federal Income Tax withheld.  OR
[ ]  YES, I/we want Federal Income Tax withheld.
MARITAL STATUS
[ ] Single     [ ] Married     [ ] Married, but withhold at higher Single rate.
[bullet]  Number of allowances  ____________
[bullet]  I want an additional amount withheld from each Annuity Payment
$ ____________
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16. PAYEE INFORMATION - (If left blank, Annuitant will be considered payee)
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1. Name (Print First, MI, Last)                                        %
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Address (Number and Street)
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City                                            State          ZIP Code
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2. Name (Print First, MI, Last)                                        %
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Address (Number and Street)
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City                                            State          ZIP Code
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*  No transfers may be made from the Fixed Income Allocation to the
   Subaccounts.
** Once each contract year, you may transfer all or a portion of the value of the Subaccounts to the Fixed Income Allocation.

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OWNER(S) ACKNOWLEDGEMENTS
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[ ]  I WOULD LIKE TO RECEIVE A STATEMENT OF ADDITIONAL INFORMATION (SAI).
[ ]  I/WE HAVE READ THE DISCLOSURE STATEMENT ABOVE.

I/WE UNDERSTAND THAT ANNUITY PAYMENTS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT ARE VARIABLE AND NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

I have read the above statements and represent that they are complete and true to the best of my knowledge and belief. I acknowledge receipt of a variable annuity and fund prospectuses. By accepting the annuity issued, I agree to any additions or corrections to this application. I (owner) confirm that any Social Security/Taxpayer ID Number is correct as it appears on this application.

Annuitant's Signature______________________________________(if other than owner)
Owner's Signature_____________________  Joint Owner's Signature_________________
Signed at_____________________________  ______________________________________
                  City, State                            Date
Do you, as Agent, have reason to believe the product applied for will replace
existing annuities or insurance?    [ ]  Yes    [ ]  No
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
Licensed Agent _____________________  __________________  __________________  __________________
               Signature              Print Name          Agent ID Number     % Shares
Licensed Agent _____________________  __________________  __________________  __________________
               Signature              Print Name          Agent ID Number     % Shares

                                                          [ ] Option 1 [ ] Option 2 [ ] Option 3
               _____________________  __________________  ______________________________________
               Broker/Dealer Firm     Address             Select Option
               _____________________  __________________
               Date                   Telephone
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